TAX RECEIVABLE AGREEMENT	9 Months Ended
Oct. 01, 2016
Tax Receivable Agreement [Abstract]
TAX RECEIVABLE AGREEMENT

3. TAX RECEIVABLE AGREEMENT

In connection with the IPO, we entered into an income tax receivable agreement (“TRA”) with our pre-IPO stockholders that requires us to pay them 85% of any realized tax savings in United States federal, state, local and foreign income tax that we actually realize (or are deemed to realize) as a result of the utilization of tax attributes that originated during the pre-IPO period. Such tax savings or tax attributes relate to pre-IPO net operating losses (“NOLs”), alternative minimum tax credit carryforwards (including alternative minimum tax credits that arise after the IPO as a result of limitations on the use of NOLs under the alternative minimum tax) and tax basis (including depreciation and amortization deductions). On the TRA’s effective date of July 20, 2016, we recorded an initial obligation of $254,155 and, since this represents a transaction with the shareholders at that time, we simultaneously recorded a reduction of additional paid in capital.

We will review this liability annually after the filing of our tax returns and record any increases or decreases that result from new or changed circumstances to earnings. However, if new information is known during interim periods that would materially affect the recorded amount, we will adjust the liability during any such interim period.

The liability at July 20, 2016 was determined by comparing our expected tax liability if the pre-IPO tax attributes are utilized with the expected tax liability if those pre-IPO tax attributes are not utilized.

The estimate of this liability was based on the tax attributes available after our 2015 tax return and tax attributes generated between January 2, 2016 and July 19, 2016 along with projections of pretax income. Certain assumptions were made regarding the projected use of the tax attributes, including NOLs. The use of different assumptions and/or estimates may have a material effect on the estimated liability. The liability, timing and/or payments of amounts due under the TRA will vary depending on a number of factors, including the amount and timing of pre-tax income that we generate and the applicable tax rates.

Payments under the TRA, along with interest, are due annually, after we file our federal tax return. Interest on the amounts due under the TRA will accrue from April 15 of each year until the payment is made and will be based on LIBOR plus 200 basis points. Based on the date we expect to file our tax returns, we expect to make each annual payment in the fourth quarter of each year. Payments under the TRA will continue until all pre-IPO tax attributes are utilized or expired unless we exercise our right to terminate the TRA earlier or if termination is triggered as would occur if there were to be a change of control, as defined in the TRA. In the case of a voluntary early termination election by us or a change of control, we would be required to make a lump sum payment equal to the present value of expected future payments, which would be based on certain assumptions. In certain other cases, such as the sale of any of our subsidiaries in a transaction that is not a change of control, we would be required to make a lump sum payment equal to the present value of future payments under the TRA attributable to that subsidiary. Any changes to the liability due to early termination or acceleration would be recorded in additional paid in capital.